UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2014

Date of reporting period :	December 1, 2013 — November 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTEIX

Putnam New York Tax Exempt Income Fund

Annual report
11|30|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam New York
Tax Exempt
Income Fund

Annual report
11 | 30 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Important notice regarding Putnam’s privacy policy	18
Trustee approval of management contract	19
Financial statements	24
Federal tax information	48
Shareholder meeting results	49
About the Trustees	50
Officers	52

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the start of 2015, the U.S. economy appears to be on firm footing. The nation’s unemployment rate has fallen substantially, while gross domestic product expanded in the second and third quarters of 2014. Over the course of 2014, U.S. stocks advanced, and many areas of the bond markets delivered positive results, including tax-exempt bonds, which benefited from solid investor demand.

U.S. consumers are also seeing an unexpected increase in disposable income thanks to the drop in energy prices over the past several months. While supportive of U.S. growth, lower energy prices unfortunately pose economic difficulties to a number of oil-exporting countries. In addition, Europe, China, and Japan are attending to policy measures to help restore economic vigor.

Since the Federal Reserve concluded its quantitative easing program in the fall of 2014, the major policy question for the United States is when the central bank will raise short-term interest rates. A move in mid-2015 appears likely, according to comments from Fed officials. Rising rates could generate a potential headwind for fixed-income securities and markets more broadly.

The first months of the new year may be a good time to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for both the opportunities and the risks in today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

January 20, 2015

Performance
snapshot

Annualized total return (%) comparison as of 11/30/14

The fund — class A shares before sales charge
Putnam New York Tax Exempt Income Fund (PTEIX)
Fund's benchmark
Barclays Municipal Bond Index
Fund's Lipper peer group average
New York Municipal Debt Funds
6.64
7.10
6.50
4.17
4.81
4.02
4.72
5.12
4.74
4.27
4.78
4.59
8.39
8.23
9.17
LIFE OF FUND
(since 9/2/83)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4     New York Tax Exempt Income Fund

Interview with
your fund’s
portfolio manager

Thalia Meehan, CFA

Thalia, what was the municipal bond market environment like during the 12-month reporting period ended November 30, 2014?

For much of the reporting period, the macroeconomic backdrop and accommodative policies from central banks around the globe helped to keep interest rates low and to drive municipal bond prices higher. In addition, technical factors also provided price support to municipal bonds, as strong investor demand continued to surpass supply. Against this backdrop, the asset class, as measured by the Barclays Municipal Bond Index, posted monthly gains during the reporting period with the exception of December 2013 and outperformed the Barclays U.S. Aggregate Bond Index, a measure of general bond market performance. Longer-maturity bonds led short- and intermediate-term bonds, and higher-risk assets outperformed lower-risk assets despite considerable volatility during the reporting period.

How did Putnam New York Tax Exempt Income Fund perform against this backdrop?

For the 12 months ended November 30, 2014, the fund beat its benchmark, the Barclays Municipal Bond Index, but lagged the average return of its Lipper peer group.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/14. See pages 4 and 11–14 for additional fund performance information. Index descriptions can be found on page 16.

New York Tax Exempt Income Fund     5

How was the fund positioned during the reporting period?

We maintained our defensive bias in the portfolio because we believed that the municipal bond market’s attractive returns during the period could be attributed primarily to a combination of lower rates and strong market technicals. We kept the fund’s duration positioning, or interest-rate sensitivity, below that of its Lipper peer group. This included maintaining a slightly higher-than-average cash position in the portfolio to help shelter it from price pressures, given the risk of interest rates moving higher. We also believed carrying a slightly higher-than-average cash balance gave us greater flexibility to act swiftly when timely investment opportunities presented themselves.

We continued to emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance specific revenue-generating projects. While we believed that conditions were improving at the state and local levels, we continued to underweight local general obligation [G.O.] bonds relative to the benchmark. These securities rely on the taxing power of the issuer and the health of the local economy to make payments.

Relative to the benchmark, the fund retained an overweight exposure to municipal bonds rated A and Baa. In terms of sectors, we favored transportation, higher education, and essential service utilities bonds in the portfolio relative to the fund’s Lipper peer group. Overall, this positioning contributed

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 11/30/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     New York Tax Exempt Income Fund

“As we head into 2015, we believe
our credit research will be key to finding
value in the municipal bond market.”

Thalia Meehan

positively to performance. Our shorter-duration interest-rate positioning was one of the biggest detractors from relative performance versus our Lipper peers, as interest rates moved lower during the period. Underweight exposures to Puerto Rico bonds also dampened results as compared with the fund’s Lipper peer group. However, we currently plan to maintain our underweight exposure to issuers in Puerto Rico, given our negative credit outlook for the Commonwealth. Finally, our underweight to non-rated bonds versus our Lipper peers was a headwind for performance, as demand for high-yield municipal bonds helped push prices higher.

The supply of new municipal bond issuance remained manageable, while demand was robust during the period. What contributed to this trend?

On a year-over-year basis through November 2014, long-term municipal bond issuance was down slightly from its level for the same period in 2013. Much of the volume we saw during the period was for refunding purposes, while longer-term new municipal issuance declined. The declining volume of new long-term municipal bonds coming to market was due in part to state and local governments undertaking fewer projects

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/14. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

New York Tax Exempt Income Fund     7

while turning their fiscal attention toward funding employee pensions and other fixed costs in their budgets.

This more modest level of supply did not keep pace with the demand from traditional tax-sensitive retail investors. In addition, crossover buyers and hedge fund investors appeared to have also been drawn to the competitive yields and attractive relative value offered by this asset class rather than by its tax benefit. Consequently, while the municipal market was plagued by mutual fund outflows in 2013, the market saw positive inflows to tax-free mutual funds in 2014. Tax-free high-yield and intermediate-term bond funds were the primary beneficiaries of this strong demand. With interest rates low and fundamental credit quality stable, there was greater investor appetite for yields offered by the relatively riskier municipal bonds further out on the maturity spectrum as well as for those in the lower-rated, higher-yielding sectors.

Some isolated credit situations continue to make headlines, but would you say that the creditworthiness of the municipal bond market remains strong?

Overall, the fundamental credit outlook for municipal bonds remains solid, in our opinion. For calendar year 2013, bankruptcy filings represented 0.07% of the $3.6 trillion municipal bond market — well below the long-term average of 7.55% for global corporate bonds, according to Moody’s [U.S. Municipal Bond Defaults and Recoveries, 1970–2013 (May 2014)]. The default rate

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     New York Tax Exempt Income Fund

remained low in 2014 (0.03% according to BofA Merrill Lynch), and we don’t believe defaults will increase meaningfully in the near future. Of course, there are outliers, such as Detroit and Puerto Rico, that have garnered much media attention, but for the most part, these have been isolated credit situations, in our view.

What factors are likely to influence the performance of municipal bonds in the coming months?

While investors should stay mindful of the long-term potential for tax reform, we believe the most significant driver of municipal bond returns in 2015 will be the Federal Reserve’s interest-rate policy and its effect on demand for the asset class. The central bank’s decision to begin increasing its benchmark federal funds rate from near zero is expected to depend on the pace of the U.S. recovery, inflation, and further improvement in the labor market.

At their closely watched meeting this past December, Fed officials modified their policy statement by adding that they “can be patient” on the timing of rate increases. But questions about the timing of an increase are likely to dominate the public debate until the central bank implements its first rate hike. Accordingly, we believe the Fed’s actions, along with the direction of longer-term U.S. Treasuries, will highly influence the performance of municipal bonds in 2015.

It has become more challenging to find attractively valued municipal bonds, given the run-up in prices in 2014. As we head into 2015, we believe our credit research will be key to finding value in the municipal bond market.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

New York Tax Exempt Income Fund     9

IN THE NEWS

In the wake of the midterm elections, Congress has put fundamental tax reform back on the agenda, although near-term changes appear unlikely. Legislative proposals include capping the tax-exempt interest income from municipal bonds at 28% for those in higher income brackets. Such a measure would seemingly diminish the appeal of municipal bonds for high-income investors. However, it is worth noting that the 101-year-old tax-exempt municipal bond market tends to favor the status quo, and similar legislation in recent years has failed to pass. A more imminent concern for bondholders is the Federal Reserve’s interest-rate increases, which are expected to rise above the near-zero benchmark for the first time since 2008. While the United States continues on its path of economic recovery, New York Federal Reserve Bank President William C. Dudley said it would be “reasonable” to expect the Fed to raise interest rates in mid–2015. The timing and size of any interest-rate increases can have an impact on U.S. Treasuries, and thereby could influence future performance of municipal bonds.

10     New York Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Annual average
(life of fund)	6.64%	6.50%	6.41%	6.41%	5.78%	5.78%	6.26%	6.14%	6.69%
10 years	50.50	44.48	43.11	43.11	39.09	39.09	46.23	41.48	52.78
Annual average	4.17	3.75	3.65	3.65	3.35	3.35	3.87	3.53	4.33
5 years	25.96	20.92	21.94	19.94	21.15	21.15	24.19	20.15	27.34
Annual average	4.72	3.87	4.05	3.70	3.91	3.91	4.43	3.74	4.95
3 years	13.35	8.82	11.27	8.27	10.74	10.74	12.53	8.87	14.10
Annual average	4.27	2.86	3.62	2.68	3.46	3.46	4.01	2.87	4.50
1 year	8.39	4.05	7.73	2.73	7.55	6.55	8.08	4.57	8.62

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

New York Tax Exempt Income Fund     11

Comparative index returns For periods ended 11/30/14

	Barclays Municipal Bond Index	Lipper New York Municipal Debt Funds category average*
Annual average (life of fund)	7.10%	6.50%
10 years	59.99	48.45
Annual average	4.81	4.02
5 years	28.39	26.13
Annual average	5.12	4.74
3 years	15.05	14.42
Annual average	4.78	4.59
1 year	8.23	9.17

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/14, there were 101, 92, 81, 70, and 3 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 11/30/04 to 11/30/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,311 and $13,909, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,148. A $10,000 investment in the fund’s class Y shares would have been valued at $15,278.

12     New York Tax Exempt Income Fund

Fund price and distribution information For the 12-month period ended 11/30/14

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	12		12	12	12		12
Income [1]	$0.313996		$0.260732	$0.247906	$0.290204		$0.332656
Capital gains [2]	—		—	—	—		—
Total	$0.313996		$0.260732	$0.247906	$0.290204		$0.332656
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
11/30/13	$8.29	$8.64	$8.27	$8.29	$8.30	$8.58	$8.29
11/30/14	8.66	9.02	8.64	8.66	8.67	8.96	8.66
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate [3]	3.63%	3.49%	3.01%	2.85%	3.35%	3.24%	3.85%
Taxable equivalent 4(a)	7.03	6.76	5.83	5.52	6.49	6.28	7.46
Taxable equivalent 4(b)	7.35	7.06	6.09	5.77	6.78	6.56	7.79
Current 30-day SEC yield [5]	N/A	1.96	1.42	1.27	N/A	1.71	2.26
Taxable equivalent 4(a)	N/A	3.80	2.75	2.46	N/A	3.31	4.38
Taxable equivalent 4(b)	N/A	3.97	2.87	2.57	N/A	3.46	4.57

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1For some investors, investment income may be subject to the federal alternative minimum tax.

2Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4Assumes (a) maximum 48.39% combined federal income tax and New York state 2014 personal income tax or (b) maximum 50.59% combined federal, New York state, and New York City 2014 personal income tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

New York Tax Exempt Income Fund     13

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Annual average
(life of fund)	6.65%	6.51%	6.41%	6.41%	5.78%	5.78%	6.26%	6.15%	6.70%
10 years	49.85	43.85	42.79	42.79	38.48	38.48	45.59	40.86	52.14
Annual average	4.13	3.70	3.63	3.63	3.31	3.31	3.83	3.49	4.29
5 years	26.03	20.99	22.01	20.01	21.07	21.07	24.12	20.08	27.42
Annual average	4.74	3.88	4.06	3.72	3.90	3.90	4.42	3.73	4.97
3 years	12.15	7.66	10.08	7.08	9.56	9.56	11.20	7.59	12.89
Annual average	3.90	2.49	3.25	2.31	3.09	3.09	3.60	2.47	4.12
1 year	9.52	5.14	8.73	3.73	8.55	7.55	9.08	5.53	9.63

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal year ended 11/30/13	0.75%	1.38%	1.53%	1.03%	0.53%
Annualized expense ratio for the six-month period ended 11/30/14*	0.73%	1.36%	1.51%	1.01%	0.51%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

14     New York Tax Exempt Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2014, to November 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.71	$6.90	$7.66	$5.13	$2.59
Ending value (after expenses)	$1,026.50	$1,023.40	$1,023.70	$1,026.30	$1,027.60

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2014, use the following calculation method. To find the value of your investment on June 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.70	$6.88	$7.64	$5.11	$2.59
Ending value (after expenses)	$1,021.41	$1,018.25	$1,017.50	$1,020.00	$1,022.51

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

New York Tax Exempt Income Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16     New York Tax Exempt Income Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2014, Putnam employees had approximately $501,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

New York Tax Exempt Income Fund     17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18     New York Tax Exempt Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

New York Tax Exempt Income Fund     19

•That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam

20     New York Tax Exempt Income Fund

Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that

New York Tax Exempt Income Fund     21

differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted. For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper New York Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 99, 91 and 82 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

22     New York Tax Exempt Income Fund

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

New York Tax Exempt Income Fund     23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24     New York Tax Exempt Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam New York Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Income Fund as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 20, 2015

New York Tax Exempt Income Fund     25

The fund’s portfolio 11/30/14

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation

AGO Assured Guaranty, Ltd.

AMBAC AMBAC Indemnity Corporation

BAM Build America Mutual

CIFG CIFG Assurance North America, Inc.

Cmnwlth. of PR Gtd. Commonwealth of Puerto Rico Guaranteed

COP Certificates of Participation

FHA Insd. Federal Housing Administration Insured

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

G.O. Bonds General Obligation Bonds

NATL National Public Finance Guarantee Corp.

SGI Syncora Guarantee, Inc.

U.S. Govt. Coll. U.S. Government Collateralized

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.4%)*	Rating**	Principal amount	Value
Guam (1.0%)
Territory of GU, Rev. Bonds (Section 30), Ser. A, 5 5/8s, 12/1/29	BBB+	$3,850,000	$4,294,714
Territory of GU, Bus. Privilege Tax Rev. Bonds, Ser. A, 5s, 1/1/31	A	1,000,000	1,111,160
Territory of GU, Dept. of Ed. COP (John F. Kennedy High School), Ser. A, 6 7/8s, 12/1/40	B+	500,000	557,895
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	A–	2,100,000	2,359,329
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5 1/2s, 10/1/40	BBB	1,300,000	1,457,755
5s, 10/1/34	BBB	700,000	765,303
			10,546,156
New York (93.5%)
Albany, Cap. Resource Corp. Rev. Bonds
(St. Peter’s Hosp.), 6 1/4s, 11/15/38	A+	4,110,000	4,693,291
(Albany College of Pharmacy), 5s, 12/1/33	BBB	325,000	365,524
(Albany College of Pharmacy), 5s, 12/1/32	BBB	495,000	558,504
(Albany College of Pharmacy), 5s, 12/1/30	BBB	250,000	284,563
Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Albany College of Pharmacy), Ser. A, 5 5/8s, 12/1/34	BBB	700,000	700,000
(St. Peters Hosp.), Ser. E, 5 1/2s, 11/15/27	A+	1,000,000	1,105,520
(Albany College of Pharmacy), Ser. A, 5 3/8s, 12/1/24	BBB	1,800,000	1,800,000
(St. Peters Hosp.), Ser. A, 5 1/4s, 11/15/32	A+	2,100,000	2,289,504
(St. Peter’s Hosp.), Ser. A, 5 1/4s, 11/15/27	A+	3,000,000	3,268,920
(Albany Law School), Ser. A, 5s, 7/1/31	BBB	3,000,000	3,139,350
Battery Park, Rev. Bonds, Ser. A, 5s, 11/1/30	Aaa	5,235,000	6,219,337
Brooklyn Arena Local Dev. Corp. Rev. Bonds (Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	2,000,000	2,358,420
Broome Cnty., Indl. Dev. Agcy. Continuing Care Retirement Rev. Bonds (Good Shepard Village), Ser. A, 6 7/8s, 7/1/40	B/P	715,000	749,370

26     New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value
New York cont.
Buffalo & Fort Erie, Pub. Bridge Auth. Rev. Bonds (Toll Bridge Syst.)
5s, 1/1/25	A+	$400,000	$482,652
5s, 1/1/24	A+	250,000	300,698
Build NY City Resource Corp. Rev. Bonds
(Queens College), Ser. A, 5s, 6/1/38	Aa2	2,850,000	3,247,148
(South Bronx Charter School for Intl. Cultures), Ser. A, 5s, 4/15/33	BB+	2,000,000	2,028,560
(Bronx Charter School for Excellence), 5s, 4/1/33	BBB–	500,000	530,000
(YMCA of Greater NY), 5s, 8/1/32	A–	1,740,000	1,936,237
Canton, Cap. Resource Corp., Student Hsg. Fac. Rev. Bonds (Grasse River — SUNY Canton), Ser. A, AGM, 5s, 5/1/40	AA	1,000,000	1,076,400
Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds (Dunkirk Pwr.), 5 7/8s, 4/1/42	Baa3	4,000,000	4,454,800
Chemung Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Arnot Ogden Med. Ctr.)
5s, 11/1/34	BBB+	1,300,000	1,300,585
Ser. A, 5s, 11/1/29	BBB+	3,250,000	3,252,178
Dutchess Cnty., Local Dev. Corp. Rev. Bonds (Anderson Ctr. Svcs., Inc.), 6s, 10/1/30	BB+	3,815,000	3,982,021
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds (City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	Aa2	5,000,000	5,745,400
5 3/4s, 5/1/25	Aa2	10,330,000	11,899,953
Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl. Paper Co.), Ser. A, 6.15s, 4/1/21	Baa2	1,065,000	1,066,896
Geneva, Dev. Corp. Rev. Bonds (Hobart & William Smith Colleges)
5 1/4s, 9/1/44	A	2,000,000	2,279,380
5s, 9/1/32	A	2,000,000	2,278,960
Hempstead Town, Local Dev. Corp. Rev. Bonds
(Molloy College), 5 3/4s, 7/1/39	BBB	2,500,000	2,795,350
(Adelphi U.), Ser. B, 5 1/4s, 2/1/39	A	1,500,000	1,648,920
(Molloy College), 5s, 7/1/44	BBB	2,300,000	2,456,883
(Adelphi U.), Ser. B, 5s, 2/1/34	A	3,000,000	3,289,560
(Hofstra U.), 5s, 7/1/28	A	650,000	734,936
Hempstead, Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Adelphi U.), 5s, 10/1/35 (Prerefunded 10/1/15)	A	1,500,000	1,560,285
Hudson Yards, Infrastructure Corp. Rev. Bonds, Ser. A
5 3/4s, 2/15/47	A2	3,000,000	3,446,970
AMBAC, 5s, 2/15/47	A2	2,500,000	2,636,200
Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs Headquarters), 5 1/2s, 10/1/37	A–	4,010,000	4,904,631
Long Island, Pwr. Auth. Rev. Bonds, Ser. B, 5s, 9/1/25	A–	1,000,000	1,146,180

New York Tax Exempt Income Fund     27

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value
New York cont.
Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
Ser. A, 6s, 5/1/33	A–	$3,500,000	$4,105,990
Ser. C, CIFG, 5 1/4s, 9/1/29	Baa1	3,600,000	4,447,512
Ser. C, 5s, 9/1/35	A–	2,380,000	2,497,120
AGM, zero %, 6/1/28	AA	2,510,000	1,613,805
Metro. Trans. Auth. Rev. Bonds
Ser. C, 5s, 11/15/41	AA–	6,000,000	6,676,980
Ser. D, 5s, 11/15/38	AA–	4,070,000	4,558,807
Ser. A, 5s, 11/15/37	AA–	15,000,000	16,282,650
Ser. D, 5s, 11/15/29	AA–	6,000,000	6,939,540
Ser. D-1, 5s, 11/1/28	AA–	2,500,000	2,901,275
Ser. A, NATL, 5s, 11/15/26	AA–	5,000,000	5,549,050
Ser. A, 5s, 11/15/22	AA–	6,000,000	6,515,940
Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5 1/2s, 11/15/39	AA	9,000,000	10,297,440
Ser. B, NATL, 5s, 11/15/25	AA	2,600,000	2,819,856
Ser. B, NATL, 5s, 11/15/24	AA	3,000,000	3,257,970
Metro. Trans. Auth. Svc. Contract Rev. Bonds (Trans. Fac.), Ser. O, 5 1/2s, 7/1/17 (Escrowed to maturity)	AA+	15,000,000	16,494,450
Monroe Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Highland Hosp. Rochester), 5s, 8/1/25	A2	495,000	504,098
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Gen. Hosp.), Ser. A, 5s, 12/1/37	A–	2,000,000	2,178,520
(U. of Rochester), Ser. B, 5s, 7/1/33	Aa3	2,795,000	3,210,393
(Rochester Gen. Hosp.), Ser. A, 5s, 12/1/32	A–	1,250,000	1,379,763
(U. of Rochester), Ser. B, 5s, 7/1/32	Aa3	3,040,000	3,504,208
(St. John Fisher College), Ser. A, 5s, 6/1/29	BBB+	800,000	894,168
Nassau Cnty., Econ. Assistance Corp. Rev. Bonds (South Nassau Cmntys. Hosp.), 5s, 7/1/27	A3	1,255,000	1,393,427
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (Inst. of Tech.), Ser. A, 4 3/4s, 3/1/26	BBB+	1,710,000	1,810,685
Nassau Cnty., Local Econ. Assistance Corp. Rev. Bonds
(South Nassau Cmntys. Hosp.), 5s, 7/1/37	A3	500,000	534,080
(Winthrop U. Hosp. Assn.), 5s, 7/1/37	Baa2	1,000,000	1,073,570
(Catholic Hlth. Svcs. Of Long Island Oblig. Group), 5s, 7/1/33	Baa1	625,000	700,175
(Catholic Hlth. Svcs. Of Long Island Oblig. Group), 5s, 7/1/32	Baa1	1,000,000	1,122,010
Nassau Cnty., Swr. & Storm Wtr. Fin. Auth. Rev. Bonds, Ser. A, 5s, 10/1/23	AAA	2,000,000	2,459,640
Nassau Cnty., Tobacco Settlement Corp. Rev. Bonds, Ser. A-2, 5 1/4s, 6/1/26	B–	5,640,000	5,592,004
New York, G.O. Bonds, Ser. 1-I, 5s, 3/1/36	Aa2	5,000,000	5,706,500
Niagara Area Dev. Corp. Rev. Bonds (Niagara U.), Ser. A
5s, 5/1/42	BBB+	1,000,000	1,071,500
5s, 5/1/35	BBB+	1,670,000	1,811,800
5s, 5/1/30	BBB+	2,230,000	2,471,197

28     New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value
New York cont.
Niagara Falls, Rev. Bonds, Ser. A, BAM, 4s, 10/1/44	AA	$500,000	$508,530
Niagara, Area Dev. Corp. Solid Waste Disp. Fac. Rev. Bonds (Covanta Holding Corp.), Ser. A, 5 1/4s, 11/1/42	Ba2	2,450,000	2,524,456
Niagara, Frontier Trans. Auth. Rev. Bonds
(Buffalo Niagara Intl. Arpt.), Ser. A, 5s, 4/1/28	Baa1	2,560,000	2,874,061
(Buffalo Niagara Intl. Arpt.), Ser. A, 5s, 4/1/27	Baa1	875,000	986,064
5s, 4/1/24	Baa1	2,000,000	2,302,180
NY City, G.O. Bonds
Ser. F-1, 5s, 3/1/37	Aa2	5,000,000	5,647,450
Ser. A-1, 5s, 8/1/32	Aa2	5,000,000	5,749,200
Ser. F, 5s, 8/1/25	Aa2	5,000,000	5,850,500
Ser. C, AGM, 5s, 1/1/23 (Prerefunded 1/1/17)	Aa2	10,000,000	10,835,500
Ser. N, 5s, 8/1/20	Aa2	240,000	247,606
Ser. M, U.S. Govt. Coll., 5s, 4/1/20 (Prerefunded 4/1/15)	AAA/P	15,000	15,241
NY City, City Muni. Fin. Auth. Rev. Bonds (Wtr. & Swr. Syst.), Ser. A, 4 3/4s, 6/15/30	AAA	5,815,000	6,296,656
NY City, City Transitional Fin. Auth. Rev. Bonds (Bldg. Aid Fiscal 2008), Ser. S-1
5s, 1/15/29	Aa2	5,000,000	5,535,700
5s, 1/15/25	Aa2	3,000,000	3,338,880
NY City, City Transitional Fin. Auth. VRDN (NYC Recovery), Ser. 3, 0.04s, 11/1/22	VMIG1	7,185,000	7,185,000
NY City, Cultural Resource Rev. Bonds
(Wildlife Conservation Society), 5s, 8/1/33	Aa3	2,500,000	2,864,425
(Museum of Modern Art), Ser. 1A, 5s, 4/1/31	Aa2	3,500,000	3,941,455
NY City, Cultural Resource VRDN (Lincoln Ctr.), Ser. A-1, 0.05s, 12/1/35	VMIG1	6,875,000	6,875,000
NY City, Hsg. Dev. Corp. Rev. Bonds
(Multi-Fam. Hsg.), Ser. A-1-A, 5.45s, 11/1/46	AA+	2,670,000	2,756,935
(Multi-Fam. Hsg.), Ser. H-2-A, 5.35s, 5/1/41	AA+	1,200,000	1,236,516
(Multi-Fam. Hsg.), Ser. H-2-A, 5.2s, 11/1/35	AA+	1,675,000	1,719,404
Ser. H-2-A, 4.4s, 5/1/31	AA+	4,000,000	4,174,640
NY City, Indl. Dev. Agcy. Rev. Bonds
(Visy Paper, Inc.), 7.95s, 1/1/28	B/P	2,600,000	2,613,000
(Yankee Stadium — Pilot), AGO, 7s, 3/1/49	AA	1,000,000	1,215,650
(Queens Baseball Stadium — Pilot), AMBAC, 5s, 1/1/24	Ba1	3,500,000	3,728,830
NY City, Indl. Dev. Agcy. Arpt. Facs. Rev. Bonds (Sr. Trips), Ser. A, 5s, 7/1/28	BBB	1,500,000	1,627,785
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. Francis College), 5s, 10/1/34	A–	1,000,000	1,000,770
(Horace Mann School), NATL, 5s, 7/1/28	AA–	7,000,000	7,012,390
NY City, Indl. Dev. Agcy. Special Fac. FRN (Terminal One Group Assn.), 5 1/2s, 1/1/17	A3	4,500,000	4,724,505
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds (British Airways PLC), 5 1/4s, 12/1/32	BB	2,050,000	2,056,704

New York Tax Exempt Income Fund     29

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. EE, 5 1/4s, 6/15/40	AA+	$10,000,000	$11,286,000
(Second Generation Resolution), Ser. GG-1, 5 1/4s, 6/15/32	AA+	6,000,000	6,891,600
5s, 6/15/46	AA+	2,500,000	2,788,225
Ser. GG, 5s, 6/15/43	AA+	4,760,000	5,246,710
Ser. D, 5s, 6/15/37	AAA	6,000,000	6,143,280
Ser. AA, 5s, 6/15/34	AA+	5,000,000	5,671,700
NY City, Transitional Fin. Auth. Rev. Bonds
Ser. F-1, 5s, 5/1/39	AAA	7,500,000	8,431,575
Ser. A-1, 5s, 11/1/38	AAA	2,500,000	2,850,600
(Future Tax), Ser. D-1, 5s, 11/1/32	AAA	5,000,000	5,740,850
Ser. B-1, 5s, 11/1/30	AAA	3,000,000	3,531,780
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds
Ser. S-1, 5s, 7/15/37	Aa2	7,500,000	8,470,800
Ser. S-1, NATL, 5s, 7/15/31	Aa2	10,500,000	11,303,775
Ser. S-5, 5s, 1/15/30	Aa2	3,375,000	3,773,149
NY City, Trust for Cultural Resource Rev. Bonds (Wildlife Conservation Society), Ser. A
5s, 8/1/42	Aa3	1,915,000	2,147,692
5s, 8/1/38	Aa3	1,250,000	1,412,913
NY City, Trust for Cultural Resources Rev. Bonds (Whitney Museum of American Art), 5s, 7/1/31	A	2,000,000	2,221,860
NY Cntys., Tobacco Trust II Rev. Bonds (Tobacco Settlement), 5 3/4s, 6/1/43	Baa2	5,000,000	5,030,200
NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco Settlement), 6s, 6/1/43	A3	1,300,000	1,301,833
NY Cntys., Tobacco Trust IV Rev. Bonds, Ser. A, 5s, 6/1/38	BB	7,250,000	6,086,738
NY Liberty Dev. Corp. Rev. Bonds (Bank of America Tower), Ser. CL1, 5 5/8s, 1/15/46	AA+	2,000,000	2,248,240
NY State Dorm. Auth. Rev. Bonds
(NYU Hosp. Ctr.), Ser. A, 6s, 7/1/40	A3	1,500,000	1,753,845
(State U. Edl. Fac.), Ser. A, AGM, 5 7/8s, 5/15/17	Aa2	8,950,000	9,811,706
(Brooklyn Law School), 5 3/4s, 7/1/33	Baa1	1,000,000	1,128,650
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa2	8,215,000	9,013,909
(City U.), Ser. A, 5 5/8s, 7/1/16	Aa2	7,080,000	7,462,320
(Skidmore College), Ser. A, 5 1/2s, 7/1/41	A1	3,000,000	3,425,400
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40	Aa3	8,500,000	11,369,855
(North Shore Long Island Jewish Group), Ser. A, 5 1/2s, 5/1/37	A3	11,500,000	12,815,140
(Fordham U.), Ser. A, 5 1/2s, 7/1/36	A2	1,800,000	2,123,226
(North Shore Long Island Jewish Group), Ser. E, 5 1/2s, 5/1/33	A3	2,000,000	2,248,180
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31	Aa3	3,500,000	4,474,295
(St. Joseph College), 5 1/4s, 7/1/35	Baa3	2,000,000	2,179,080
(Manhattan Marymount), 5 1/4s, 7/1/29	Baa2	2,000,000	2,117,300

30     New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Rev. Bonds
(Rochester Inst. of Tech.), Ser. A, AMBAC, 5 1/4s, 7/1/19	A1	$4,300,000	$4,985,979
(Highland Hosp. Rochester), 5.2s, 7/1/32	A2	1,000,000	1,103,010
(Mount Sinai School of Medicine), 5 1/8s, 7/1/39	A3	15,000,000	16,617,600
(Siena College), 5 1/8s, 7/1/39	A3	6,000,000	6,565,620
(School Dist. Fin. Program), Ser. C, AGO, 5 1/8s, 10/1/36	AA	3,380,000	3,810,544
Ser. A, 5s, 3/15/44	AAA	2,500,000	2,878,350
(St. Francis College), 5s, 10/1/40	A–	3,000,000	3,253,350
(Mental Hlth. Svcs.), Ser. E, NATL, 5s, 2/15/35	Aa2	2,090,000	2,107,138
(Mental Hlth. Svcs.), Ser. E, NATL, 5s, 2/15/35	Aa2	420,000	424,116
(L I Jewish), Ser. A, 5s, 11/1/34	A3	1,800,000	1,923,876
(Rochester U.), Ser. A, 5s, 7/1/34	Aa3	6,000,000	6,015,720
(St. Francis College), 5s, 10/1/32	A–	2,360,000	2,618,538
(School Dist. Fin. Program), Ser. C, AGO, 5s, 10/1/31	AA	2,000,000	2,265,880
(Montefiore Hosp.), FHA Insd., NATL, 5s, 8/1/29	AA–	4,000,000	4,023,800
Ser. A, NATL, 5s, 10/1/25	AA–	750,000	805,898
(Cornell U.), Ser. A, 5s, 7/1/22	Aa1	6,395,000	6,831,970
Ser. A, 5s, 3/15/22	AAA	1,000,000	1,216,730
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	A3	4,000,000	4,272,000
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds
(Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	7,500,000	7,944,075
(NYU Hosp. Ctr.), Ser. B, 5 1/4s, 7/1/24	A3	3,085,000	3,336,428
(Teachers College), 5s, 7/1/42	A1	3,000,000	3,272,160
(Memorial Sloan-Kettering Cancer Ctr.), 5s, 7/1/36	Aa3	1,125,000	1,263,679
(Memorial Sloan-Kettering Ctr.), Ser. A1, 5s, 7/1/36	Aa3	5,690,000	6,177,918
(Teachers College), 5s, 7/1/34	A1	2,750,000	3,076,755
(NY U.), Ser. A, AMBAC, 5s, 7/1/32	Aa3	3,000,000	3,270,060
(U. of Rochester), Ser. A-1, 5s, 7/1/32	Aa3	8,000,000	8,582,560
(Teachers College), Ser. A, 5s, 7/1/31	A1	1,750,000	1,980,563
(The New School), 5s, 7/1/31	A3	5,000,000	5,523,650
(Brooklyn Law School), Ser. A, 5s, 7/1/29	Baa1	1,000,000	1,096,970
(NYU), Ser. B, 5s, 7/1/29	Aa3	6,530,000	7,328,031
(Brooklyn Law School), Ser. A, 5s, 7/1/27	Baa1	1,000,000	1,112,420
(U. of Rochester), Ser. A-1, 5s, 7/1/27	Aa3	1,900,000	2,048,523
(Brooklyn Law School), Ser. A, 5s, 7/1/26	Baa1	1,000,000	1,120,960
(Columbia U.), Ser. C, 5s, 7/1/26	Aaa	6,980,000	7,698,102
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/26	A3	1,000,000	1,070,300
(Teachers College), Ser. A, 5s, 7/1/26	A1	1,000,000	1,152,940
(St. Johns U.), Ser. A, NATL, 5s, 7/1/23	AA–	3,935,000	4,313,390
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/22	A3	1,000,000	1,082,610

New York Tax Exempt Income Fund     31

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Non-Supported Debt Rev. Bonds
(Culinary Inst. of America), 5 1/2s, 7/1/33	Baa2	$735,000	$824,567
(Rochester Inst. of Tech.), 5s, 7/1/38	A1	2,000,000	2,224,840
(Culinary Inst. of America), 5s, 7/1/34	Baa2	350,000	381,752
NY State Dorm. Auth. Personal Income Tax Rev. Bonds
(Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	5,000,000	5,810,500
Ser. C, 5s, 3/15/41	AAA	10,000,000	11,064,700
Ser. A, 5s, 3/15/28	AAA	10,000,000	11,357,400
Ser. A, 5s, 3/15/28	AAA	3,325,000	3,706,610
NY State Dorm. Auth. Personal Income Tax Gen. Purpose Rev. Bonds, Ser. D, 5s, 2/15/37	AAA	3,070,000	3,454,241
NY State Dorm. Auth. State Supported Debt Rev. Bonds
(City U.), Ser. B, 5s, 7/1/26	AA	5,000,000	5,625,950
(State U. Dorm Fac.), Ser. E, 5s, 7/1/23	Aa2	3,000,000	3,408,210
NY State Dorm. Auth. Supported Debt Rev. Bonds
(State U. of NY), Ser. A, 5s, 7/1/42	Aa2	2,000,000	2,227,680
(State U. of NY), Ser. A, 5s, 7/1/41	Aa2	5,250,000	5,889,083
(Mental Hlth. Svcs. Facs. Impt.), Ser. B, AMBAC, 5s, 2/15/30	AA	675,000	681,001
NY State Energy Research & Dev. Auth. Gas Fac. Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A2	12,400,000	12,438,316
NY State Env. Fac. Corp. Rev. Bonds
(Clean Wtr. and Drinking), Ser. A, 5s, 6/15/34	Aaa	10,000,000	11,275,400
(NY City Muni. Wtr. Fin. 2nd Resolution), 5s, 6/15/29	Aaa	3,290,000	3,300,298
(State Clean Wtr. & Drinking Revolving Fund), Ser. A, 5s, 6/15/29	Aaa	2,500,000	2,815,650
(State Clean Wtr. & Drinking Revolving Fund), Ser. C, 5s, 10/15/26	Aaa	5,000,000	5,394,100
(United Wtr. New Rochelle), Ser. A, 4 7/8s, 9/1/40	A–	5,000,000	5,333,250
NY State Env. Fac. Corp. State Clean Wtr. & Drinking Rev. Bonds, Ser. C, 5s, 10/15/35	Aaa	5,000,000	5,360,200
NY State Hsg. Fin. Agcy. Rev. Bonds (Affordable Hsg.)
Ser. A, 5s, 11/1/42	Aa2	4,660,000	4,947,429
Ser. B, 4.85s, 11/1/41	Aa2	2,600,000	2,728,128
NY State Liberty Dev. Corp. Rev. Bonds
(7 World Trade Ctr.), Class 3, 5s, 3/15/44	Baa2	1,000,000	1,066,490
(7 World Trade Ctr.), Ser. 2, 5s, 9/15/43	A2	4,000,000	4,374,520
(1 WTC Port Auth. Construction), 5s, 12/15/41	Aa3	10,000,000	11,125,500
(7 World Trade Center II, LLC), 5s, 9/15/40	Aaa	4,815,000	5,433,920
(4 World Trade Ctr.), 5s, 11/15/31	A+	2,500,000	2,808,200
NY State Liberty Dev. Corp. 144A Rev. Bonds (World Trade Ctr.), Class 1, 5s, 11/15/44	BB–/P	2,500,000	2,545,075

32     New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Mtge. Agcy. Rev. Bonds, Ser. 189, 3.85s, 10/1/34	Aa1	$3,000,000	$3,029,010
NY State Pwr. Auth. Rev. Bonds, Ser. A, 5s, 11/15/38	Aa1	2,000,000	2,278,820
NY State Thruway Auth. Rev. Bonds
Ser. F, AMBAC, 5s, 1/1/30	A2	3,790,000	3,803,417
(Second Generation Hwy. & Bridge Trust Fund), Ser. B, 5s, 4/1/28	AA	3,000,000	3,399,900
Ser. H, NATL, 5s, 1/1/28	AA–	1,235,000	1,362,168
(Second Generation Hwy. & Bridge Trust Fund), Ser. B, 5s, 4/1/27	AA	4,000,000	4,539,600
(Second Generation Hwy. & Bridge Trust Fund), Ser. A, 5s, 4/1/25	AA	4,000,000	4,366,200
NY State Urban Dev. Corp. Rev. Bonds
Ser. D, 5 5/8s, 1/1/28	AA	9,500,000	11,027,980
(Clarkson Ctr.), 5 1/2s, 1/1/20	Aa2	1,685,000	1,889,239
Ser. B-1, 5s, 3/15/36	AAA	9,000,000	10,063,530
(State Personal Income Tax), Ser. A-1, 5s, 3/15/30	AAA	5,000,000	5,791,950
Ser. A-1, 5s, 12/15/28	AAA	5,000,000	5,701,350
Ser. B, 5s, 1/1/27	AA	7,000,000	7,858,060
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB–/P	1,000,000	1,000,710
Onodaga Cnty., Trust For Cultural Resources Rev. Bonds (Syracuse U.)
5s, 12/1/36	Aa3	2,000,000	2,237,300
5s, 12/1/31	Aa3	2,000,000	2,326,980
Onondaga, Civic Dev. Corp. Rev. Bonds
(Le Moyne College), 5 3/8s, 7/1/40	Baa2	3,900,000	4,181,697
(Jewish Home of Central NY Oblig. Group), 5 1/4s, 3/1/31	B/P	1,750,000	1,761,323
(St. Joseph’s Hosp. Hlth. Ctr.), 5 1/8s, 7/1/31	Ba2	2,315,000	2,403,271
(St. Joseph’s Hosp. Hlth. Ctr.), 5s, 7/1/42	Ba2	1,000,000	1,009,380
(Le Moyne College), 5s, 7/1/32	Baa2	1,635,000	1,777,670
Port Auth. NY & NJ Rev. Bonds, NATL, 4 3/4s, 10/15/28	Aa3	7,000,000	7,477,890
Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK Intl. Air Term.), 6s, 12/1/42	Baa3	3,500,000	4,156,600
Port Auth. of NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment), 6 3/4s, 10/1/19	BB+/P	2,145,000	2,145,300
5 3/8s, 3/1/28	Aa3	1,000,000	1,243,260
Ser. 186, 5s, 10/15/44	Aa3	8,000,000	8,880,720
Ser. 185th, 5s, 9/1/30	Aa3	2,000,000	2,301,040
Rensselaer, City School Dist. COP, SGI
5s, 6/1/21	A–/P	2,010,000	2,082,059
5s, 6/1/20	A–/P	1,150,000	1,192,263
5s, 6/1/19	A–/P	1,345,000	1,394,631
5s, 6/1/18	A–/P	1,180,000	1,224,769

New York Tax Exempt Income Fund     33

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value
New York cont.
Rockland Cnty., G.O. Bonds, Ser. A, AGM, 5s, 3/1/24	AA	$1,600,000	$1,897,776
Sales Tax Asset Receivable Corp. Rev. Bonds (Fiscal 2015), Ser. A
5s, 10/15/31	AAA	2,250,000	2,697,705
5s, 10/15/30	AAA	1,000,000	1,203,790
Saratoga Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Saratoga Hosp.), Ser. B
5 1/4s, 12/1/32	A–	1,500,000	1,570,530
5 1/8s, 12/1/27	A–	1,000,000	1,053,090
Schenectady Cnty., Cap. Resource Corp. Rev. Bonds (Union College), 5s, 7/1/32	A1	3,430,000	3,857,172
Seneca Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds (NY Chiropractic College), 5s, 10/1/27	BBB	1,995,000	2,111,229
St. Lawrence Cnty., Indl. Agcy. Rev. Bonds (Clarkson U.), Ser. A, 5 1/4s, 9/1/33	A3	1,050,000	1,183,088
St. Lawrence Cnty., Indl. Dev. Agcy. Rev. Bonds (Clarkson U.), Ser. A, 5s, 9/1/41	A3	1,750,000	1,894,480
Suffolk Cnty., Econ. Dev. Corp. Rev. Bonds (Peconic Landing Southold), 6s, 12/1/40	BBB–/F	1,225,000	1,362,016
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds (Nissequogue Cogen. Partners Fac.), 5 1/2s, 1/1/23	BBB–/P	1,860,000	1,860,949
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Retirement Rev. Bonds (Jefferson’s Ferry)
5s, 11/1/15	BBB–	975,000	1,001,257
4 5/8s, 11/1/16	BBB–	1,000,000	1,043,780
Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN (Syracuse U.)
Ser. A-2, 0.04s, 12/1/37	VMIG1	4,535,000	4,535,000
Ser. A-1, 0.04s, 7/1/37	VMIG1	5,860,000	5,860,000
Tobacco Settlement Rev. Bonds, Ser. 1, 5s, 6/1/34	B	3,500,000	2,938,005
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5s, 6/1/22	AA	1,500,000	1,654,110
Tompkins Cnty., Dev. Corp. Rev. Bonds (Ithaca College), AGM, 5 3/8s, 7/1/41	A2	1,000,000	1,100,680
Triborough, Bridge & Tunnel Auth. Rev. Bonds
Ser. A, 5s, 11/15/39	Aa3	3,500,000	4,007,150
Ser. A, 5s, 11/15/36	Aa3	1,000,000	1,140,510
Ser. C, 5s, 11/15/29	Aa3	5,000,000	5,652,250
Ser. A, 5s, 11/15/23 (Prerefunded 11/15/16)	Aa3	1,000,000	1,090,490
(Gen. Cabs), Ser. B, zero %, 11/15/32	Aa3	3,900,000	2,033,889
Ser. A, zero %, 11/15/30	A1	7,000,000	3,876,320
Troy, Cap. Res. Corp. Rev. Bonds (Rensselaer Polytechnic), Ser. A, 5 1/8s, 9/1/40	A3	5,000,000	5,490,150
Westchester Cnty., Hlth. Care Corp. Rev. Bonds, Ser. C-2, 6 1/8s, 11/1/37	A3	3,385,000	3,920,202

34     New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value
New York cont.
Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev. Bonds
(Pace U.), Ser. A, 5 1/2s, 5/1/42	BB+	$2,750,000	$3,077,635
(Guiding Eyes for the Blind), 5 3/8s, 8/1/24	A–	845,000	862,787
Westchester, Tobacco Asset Securitization Corp. Rev. Bonds, 5 1/8s, 6/1/38	BBB	5,060,000	4,723,004
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B+	2,000,000	2,000,740
(Sarah Lawrence College), Ser. A, 6s, 6/1/41	BBB	2,500,000	2,778,700
			985,499,462
Puerto Rico (3.0%)
Children’s Trust Fund Tobacco Settlement (The) Rev. Bonds
(Asset Backed Bonds), 5 5/8s, 5/15/43	Ba2	1,750,000	1,649,550
5 1/2s, 5/15/39	Ba1	3,750,000	3,570,938
Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds, Ser. A, 6s, 7/1/38	BB–	4,345,000	3,139,306
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. AA
NATL, 5 1/2s, 7/1/20	AA–	365,000	378,260
NATL, U.S. Govt. Coll., 5 1/2s, 7/1/20 (Escrowed to maturity)	A3	635,000	776,891
NATL, 5 1/2s, 7/1/19	AA–	540,000	560,963
NATL, U.S. Govt. Coll., 5 1/2s, 7/1/19 (Escrowed to maturity)	A3	2,460,000	2,943,119
5s, 7/1/35	B	2,105,000	1,517,558
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. AA-2, 5.3s, 7/1/35	B	750,000	547,935
Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds (Govt. Fac.)
Ser. M, Cmnwlth. of PR Gtd., 6 1/4s, 7/1/23	BB	3,425,000	2,696,400
Ser. N, Cmnwlth. of PR Gtd., 5 1/2s, 7/1/20	BB	2,250,000	1,815,683
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 5 1/2s, 8/1/37	BBB–	1,050,000	788,666
Ser. A, 5 3/8s, 8/1/39	BBB–	2,240,000	1,656,614
Ser. C, 5 3/8s, 8/1/36	BBB–	2,240,000	1,674,221
Ser. C, 5 1/4s, 8/1/41	BBB–	3,325,000	2,431,307
Ser. C, 5 1/4s, 8/1/40	BBB	2,250,000	1,783,508
Ser. A, AMBAC, zero %, 8/1/47	BBB	23,500,000	2,899,665
Ser. A, NATL, zero %, 8/1/43	AA–	8,000,000	1,271,920
			32,102,504
Virgin Islands (0.9%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	3,000,000	3,344,430
Ser. A-1, 5s, 10/1/39	Baa2	3,325,000	3,488,823
Ser. A, 5s, 10/1/25	Baa2	2,000,000	2,220,224
			9,053,477
Total municipal bonds and notes (cost $967,825,453)			$1,037,201,599

New York Tax Exempt Income Fund     35

UNITIZED TRUST (0.2%)*	Shares	Value
CMS Liquidating Trust 144A †	600	$1,830,000
Total unitized trust (cost $1,816,443)		$1,830,000

TOTAL INVESTMENTS
Total investments (cost $969,641,896)	$1,039,031,599

	Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2013 through November 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,054,321,796.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

†	Non-income-producing security.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Education	19.5%
	Tax bonds	14.1
	Transportation	11.9
	Utilities	11.9
	Health care	10.4
	State debt	10.1

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$1,037,201,599	$—
Unitized trust	—	1,830,000	—
Totals by level	$—	$1,039,031,599	$—
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

36     New York Tax Exempt Income Fund

	Statement of assets and liabilities 11/30/14
	ASSETS
	Investment in securities, at value, (Note 1):
	Unaffiliated issuers (identified cost $969,641,896)	$1,039,031,599
	Cash	3,632,490
	Interest and other receivables	14,150,628
	Receivable for shares of the fund sold	1,189,428
	Prepaid assets	4,371
	Total assets	1,058,008,516
	LIABILITIES
	Payable for shares of the fund repurchased	1,493,708
	Payable for compensation of Manager (Note 2)	370,255
	Payable for custodian fees (Note 2)	6,376
	Payable for investor servicing fees (Note 2)	84,027
	Payable for Trustee compensation and expenses (Note 2)	375,478
	Payable for administrative services (Note 2)	3,365
	Payable for distribution fees (Note 2)	406,778
	Distributions payable to shareholders	827,166
	Other accrued expenses	119,567
	Total liabilities	3,686,720
	Net assets	$1,054,321,796

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,010,750,431
	Undistributed net investment income (Note 1)	1,330,830
	Accumulated net realized loss on investments (Note 1)	(27,149,168)
	Net unrealized appreciation of investments	69,389,703
	Total — Representing net assets applicable to capital shares outstanding	$1,054,321,796
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($946,474,269 divided by 109,286,182 shares)	$8.66
	Offering price per class A share (100/96.00 of $8.66)*	$9.02
	Net asset value and offering price per class B share ($11,437,927 divided by 1,323,338 shares)**	$8.64
	Net asset value and offering price per class C share ($55,788,247 divided by 6,443,697 shares)**	$8.66
	Net asset value and redemption price per class M share ($1,410,072 divided by 162,694 shares)	$8.67
	Offering price per class M share (100/96.75 of $8.67)†	$8.96
	Net asset value, offering price and redemption price per class Y share ($39,211,281 divided by 4,526,132 shares)	$8.66
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund     37

Statement of operations Year ended 11/30/14
INTEREST INCOME	$47,296,825

EXPENSES
Compensation of Manager (Note 2)	4,553,866
Investor servicing fees (Note 2)	516,097
Custodian fees (Note 2)	15,161
Trustee compensation and expenses (Note 2)	50,350
Distribution fees (Note 2)	2,792,387
Administrative services (Note 2)	24,247
Other	288,962
Total expenses	8,241,070
Expense reduction (Note 2)	(1,475)
Net expenses	8,239,595
Net investment income	39,057,230

Net realized loss on investments (Notes 1 and 3)	(9,006,763)
Net unrealized appreciation of investments during the year	54,786,049
Net gain on investments	45,779,286
Net increase in net assets resulting from operations	$84,836,516

The accompanying notes are an integral part of these financial statements.

38     New York Tax Exempt Income Fund

Statement of changes in net assets
DECREASE IN NET ASSETS	Year ended 11/30/14	Year ended 11/30/13
Operations:
Net investment income	$39,057,230	$44,873,747
Net realized loss on investments	(9,006,763)	(11,017,415)
Net unrealized appreciation (depreciation) of investments	54,786,049	(107,675,713)
Net increase (decrease) in net assets resulting from operations	84,836,516	(73,819,381)
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(92,554)	(26,406)
Class B	(1,171)	(342)
Class C	(5,509)	(1,559)
Class M	(140)	(37)
Class Y	(1,792)	(428)
From tax-exempt net investment income
Class A	(35,689,077)	(41,138,809)
Class B	(361,453)	(441,706)
Class C	(1,630,708)	(1,986,715)
Class M	(49,785)	(56,352)
Class Y	(870,338)	(786,921)
Decrease from capital share transactions (Note 4)	(57,506,586)	(129,434,170)
Total decrease in net assets	(11,372,597)	(247,692,826)
NET ASSETS
Beginning of year	1,065,694,393	1,313,387,219
End of year (including undistributed net investment income of $1,330,830 and $1,442,328, respectively)	$1,054,321,796	$1,065,694,393

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund     39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
November 30, 2014	$8.29	.32	.36	.68	(.31)	(.31)	—	—	$8.66	8.39	$946,474.74		3.74	10
November 30, 2013	9.12	.32	(.83)	(.51)	(.32)	(.32)	—	—	8.29	(5.67)	974,711.75		3.73	11
November 30, 2012	8.54	.34	.57	.91	(.33)	(.33)	—	—	9.12	10.87	1,206,509.75		3.81	11
November 30, 2011	8.44	.35	.10	.45	(.35)	(.35)	—	—[c,d]	8.54	5.55	1,081,992.75		4.25	6
November 30, 2010	8.36	.36	.08	.44	(.36)	(.36)	—[d]	—	8.44	5.27	1,105,169	.75[e]	4.18[e]	6
Class B
November 30, 2014	$8.27	.26	.37	.63	(.26)	(.26)	—	—	$8.64	7.73	$11,438	1.37	3.11	10
November 30, 2013	9.10	.27	(.84)	(.57)	(.26)	(.26)	—	—	8.27	(6.28)	12,322	1.38	3.10	11
November 30, 2012	8.52	.28	.58	.86	(.28)	(.28)	—	—	9.10	10.21	15,438	1.38	3.17	11
November 30, 2011	8.43	.30	.09	.39	(.30)	(.30)	—	—[c,d]	8.52	4.75	12,561	1.38	3.63	6
November 30, 2010	8.35	.30	.08	.38	(.30)	(.30)	—[d]	—	8.43	4.61	16,090	1.38[e]	3.57[e]	6
Class C
November 30, 2014	$8.29	.25	.37	.62	(.25)	(.25)	—	—	$8.66	7.55	$55,788	1.52	2.96	10
November 30, 2013	9.11	.26	(.83)	(.57)	(.25)	(.25)	—	—	8.29	(6.30)	58,449	1.53	2.95	11
November 30, 2012	8.54	.27	.56	.83	(.26)	(.26)	—	—	9.11	9.90	70,435	1.53	3.01	11
November 30, 2011	8.44	.29	.10	.39	(.29)	(.29)	—	—[c,d]	8.54	4.75	47,182	1.53	3.47	6
November 30, 2010	8.36	.29	.08	.37	(.29)	(.29)	—[d]	—	8.44	4.45	47,564	1.53[e]	3.39[e]	6
Class M
November 30, 2014	$8.30	.29	.37	.66	(.29)	(.29)	—	—	$8.67	8.08	$1,410	1.02	3.46	10
November 30, 2013	9.12	.30	(.83)	(.53)	(.29)	(.29)	—	—	8.30	(5.83)	1,451	1.03	3.45	11
November 30, 2012	8.54	.31	.58	.89	(.31)	(.31)	—	—	9.12	10.56	1,659	1.03	3.52	11
November 30, 2011	8.45	.33	.09	.42	(.33)	(.33)	—	—[c,d]	8.54	5.14	1,435	1.03	3.97	6
November 30, 2010	8.37	.33	.08	.41	(.33)	(.33)	—[d]	—	8.45	4.96	1,694	1.03[e]	3.91[e]	6
Class Y
November 30, 2014	$8.29	.34	.36	.70	(.33)	(.33)	—	—	$8.66	8.62	$39,211.52		3.96	10
November 30, 2013	9.12	.34	(.83)	(.49)	(.34)	(.34)	—	—	8.29	(5.47)	18,762.53		3.95	11
November 30, 2012	8.54	.36	.57	.93	(.35)	(.35)	—	—	9.12	11.10	19,347.53		4.00	11
November 30, 2011	8.45	.37	.09	.46	(.37)	(.37)	—	—[c,d]	8.54	5.66	8,444.53		4.45	6
November 30, 2010	8.36	.37	.10	.47	(.38)	(.38)	—[d]	—	8.45	5.65	5,613	.53[e]	4.38[e]	6

a  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b  Includes amounts paid through expense offset arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

c  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

d  Amount represents less than $0.01 per share.

e  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
November 30, 2010	<0.01%

The accompanying notes are an integral part of these financial statements.

40	New York Tax Exempt Income Fund	New York Tax Exempt Income Fund	41

Notes to financial statements 11/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2013 through November 30, 2014.

Putnam New York Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment grade in quality, and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Board has formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

42     New York Tax Exempt Income Fund

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New York Tax Exempt Income Fund     43

At November 30, 2014, the fund had a capital loss carryover of $25,097,529 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$5,111,054	$14,188,315	$19,299,369	*
4,276,078	N/A	4,276,078	November 30, 2016
1,012,732	N/A	1,012,732	November 30, 2017
509,350	N/A	509,350	November 30, 2019

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from dividends payable and from straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $466,201 to decrease undistributed net investment income and $466,201 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$75,358,122
Unrealized depreciation	(6,602,526)
Net unrealized appreciation	68,755,596
Undistributed tax-exempt income	2,157,997
Capital loss carryforward	(25,097,529)
Cost for federal income tax purposes	$970,276,003

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest,

44     New York Tax Exempt Income Fund

taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$471,463
Class B	5,742
Class C	27,307
Class M	713
Class Y	10,872
Total	$516,097

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,475 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $612, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to

New York Tax Exempt Income Fund     45

April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,126,193
Class B	99,915
Class C	558,981
Class M	7,298
Total	$2,792,387

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $56,878 and $18 from the sale of class A and class M shares, respectively, and received $3,278 and $377 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $20 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$101,945,462	$134,204,807
U.S. government securities (Long-term)	—	—
Total	$101,945,462	$134,204,807

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/14		Year ended 11/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	7,874,468	$66,905,035	11,720,891	$103,748,392
Shares issued in connection with reinvestment of distributions	3,285,602	27,963,531	3,715,058	32,080,082
	11,160,070	94,868,566	15,435,949	135,828,474
Shares repurchased	(19,456,210)	(165,282,529)	(30,192,995)	(259,654,274)
Net decrease	(8,296,140)	$(70,413,963)	(14,757,046)	$(123,825,800)

	Year ended 11/30/14		Year ended 11/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	113,630	$964,511	204,150	$1,796,521
Shares issued in connection with reinvestment of distributions	36,811	312,542	43,131	371,400
	150,441	1,277,053	247,281	2,167,921
Shares repurchased	(316,371)	(2,672,333)	(454,545)	(3,872,517)
Net decrease	(165,930)	$(1,395,280)	(207,264)	$(1,704,596)

46     New York Tax Exempt Income Fund

	Year ended 11/30/14		Year ended 11/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	868,338	$7,409,986	1,554,932	$13,768,202
Shares issued in connection with reinvestment of distributions	165,497	1,407,440	195,698	1,688,078
	1,033,835	8,817,426	1,750,630	15,456,280
Shares repurchased	(1,643,045)	(13,916,855)	(2,426,191)	(20,660,040)
Net decrease	(609,210)	$(5,099,429)	(675,561)	$(5,203,760)

	Year ended 11/30/14		Year ended 11/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	12,387	$106,668	27,544	$246,526
Shares issued in connection with reinvestment of distributions	5,768	49,110	6,148	53,086
	18,155	155,778	33,692	299,612
Shares repurchased	(30,344)	(262,047)	(40,642)	(344,161)
Net decrease	(12,189)	$(106,269)	(6,950)	$(44,549)

	Year ended 11/30/14		Year ended 11/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,748,833	$23,627,846	1,438,916	$12,501,990
Shares issued in connection with reinvestment of distributions	64,832	553,431	56,194	484,552
	2,813,665	24,181,277	1,495,110	12,986,542
Shares repurchased	(550,233)	(4,672,922)	(1,354,097)	(11,642,007)
Net increase	2,263,432	$19,508,355	141,013	$1,344,535

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund concentrates a majority of its investments in the state of New York and may be affected by economic and political developments in that state.

New York Tax Exempt Income Fund     47

Federal tax information (Unaudited)

The fund has designated 99.74% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

48     New York Tax Exempt Income Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	81,255,335	4,611,857
Ravi Akhoury	81,441,527	4,425,666
Barbara M. Baumann	81,776,929	4,090,263
Jameson A. Baxter	81,909,555	3,957,637
Charles B. Curtis	81,544,552	4,322,640
Robert J. Darretta	81,948,556	3,918,637
Katinka Domotorffy	81,726,724	4,140,468
John A. Hill	81,599,657	4,267,536
Paul L. Joskow	81,871,581	3,995,611
Kenneth R. Leibler	81,814,107	4,053,085
Robert E. Patterson	81,952,977	3,914,216
George Putnam, III	81,920,389	3,946,803
Robert L. Reynolds	81,594,001	4,273,191
W. Thomas Stephens	81,888,445	3,978,748

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
64,799,299	2,709,452	4,256,133	14,102,308

March 7, 2014 special meeting

A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
65,969,447	3,142,787	4,868,123	13,218,748

All tabulations are rounded to the nearest whole number.

New York Tax Exempt Income Fund     49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

50     New York Tax Exempt Income Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

New York Tax Exempt Income Fund     51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52     New York Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN051
291795 1/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2014	$59,002	$ —	$6,590	$ —
November 30, 2013	$57,893	$ —	$6,457	$ —

For the fiscal years ended November 30, 2014 and November 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,590 and $6,457 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2014	$ —	$ —	$ —	$ —

November 30, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2015